ABRDN GLOBAL EQUITY IMPACT FUND

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

This notice is to inform you that at a meeting held on December 11, 2024, the Board of Trustees (the "Board") of abrdn Funds (the "Trust") approved a change in the name of abrdn Global Equity Impact Fund (the "Fund and certain other changes. Such changes will take effect on or about February 28, 2025 (the "Effective Date").

As of the Effective Date, the Fund's name will be "abrdn Focused Emerging Markets ex-China Fund". In connection with the Fund's name change, the Fund's non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by companies located throughout the world (including the U.S.) will change to a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market (excluding China) companies. An emerging market (excluding China) country is any country included in the MSCI Emerging Markets ex-China Index or determined by abrdn Inc. or abrdn Investments Limited to have similar emerging market characteristics.

More information regarding these changes is included in the Supplement to the Fund's Statutory Prospectus, which is included with this notice. An updated Summary Prospectus will be available for the Fund following the Effective Date.

Dated: December 12, 2024

ABRDN FUNDS
(the "Trust")

abrdn Global Equity Impact Fund
(the "Fund")

Supplement dated December 12, 2024 to the Fund's Summary Prospectus dated
February 29, 2024, as supplemented to date

On December 11, 2024, the Board of Trustees (the "Board") of the Trust considered and approved: (i) a change to the Fund's name, (ii) modifications to the Fund's principal investment strategies, (iii) a change to the Fund's benchmark, and (iv) changes to the Fund's portfolio managers, with such changes to take effect as of the date of effectiveness of an amendment to the Trust's registration statement, which is anticipated to be on or about February 28, 2025 (the "Effective Date").

Additionally, starting on the Effective Date, in connection with the changes to the principal investment strategies, the Fund's portfolio management team expects the Fund's portfolio will need to be repositioned and indirect trading costs are expected to be incurred in the repositioning. An updated Summary Prospectus will be available for the Fund following the Effective Date.

As of the Effective Date, the Summary Prospectus is hereby revised as follows:

Name and 80% Policy Change of the Fund

On the Effective Date, the Fund's name will change from abrdn Global Equity Impact Fund to abrdn Focused Emerging Markets ex-China Fund (the "Focused Emerging Markets ex-China Fund") and the Fund's current non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by companies located throughout the world (including the U.S.) will change to a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by emerging market (excluding China) companies. An emerging market (excluding China) country is any country included in the MSCI Emerging Markets ex-China Index or determined by abrdn Inc. or abrdn Investments Limited to have similar emerging market characteristics.

Change in Fund Benchmark

On the Effective Date, the MSCI Emerging Markets ex-China Index (Net Daily Total Return) will replace the MSCI All Country World Index (Net Daily Total Return) as the Fund's primary benchmark. The Adviser believes that the MSCI Emerging Markets ex-China Index (Net Daily Total Return) provides a more meaningful comparison given the geographic region of the Fund's expected holdings in connection with the modifications to the Fund's principal investment strategies.

Principal Investment Strategies Changes

On the Effective Date, the following disclosure will replace the section entitled "Principal Strategies" in the Summary Prospectus beginning on page 2:

The Focused Emerging Markets ex-China Fund will invest primarily in common stocks, but may also invest in other types of equity securities, including, but not limited to, preferred stock and depositary receipts. As a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market (excluding China) companies. The Fund will be managed pursuant to a "focused" strategy whereby the Adviser or abrdn Investments Limited (the "Sub-adviser") will typically invest the Fund's assets in a small number of issuers. Generally, the Fund expects to hold approximately 45 to 60 issuers.

A company is considered to be an emerging market (excluding China) company if Fund management determines that the company meets one or more of the following criteria:

•  the company is organized under the laws of an emerging market country (excluding China);

•  the company has its principal office in an emerging market country (excluding China); and/or

•  the company has its principal securities trading market in an emerging market country (excluding China).

An emerging market (excluding China) country is any country included in the MSCI Emerging Markets ex-China Index or determined by the Adviser or abrdn Investments Limited (the "Sub-adviser") to have similar emerging market characteristics. At times, the Fund may have a significant amount of its assets invested in a country or geographic region, including through an exchange-traded fund or by any other available means. The Fund currently anticipates that it will invest a significant amount of its assets in securities economically tied to Taiwan. The Fund may invest in securities denominated in U.S. Dollars and currencies of emerging market countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests.

The Fund may invest in securities of any market capitalization, including small and mid-cap securities.

The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector. The Fund currently anticipates that it will have significant exposure to the information technology and financials sectors.

In seeking to achieve the Fund's investment objective, the Adviser and Sub-adviser invest in quality companies and are active, engaged owners. The Adviser and Sub-adviser evaluate every company against quality criteria and build conviction using a team-based approach and peer review process. The quality assessment covers five key factors: 1) the durability of the business model, 2) the attractiveness of the industry, 3) the strength of financials, 4) the capability of management, and 5) the most material environmental, social and governance ("ESG") factors impacting a company. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Advisers.

Principal Risks Changes

On the Effective Date, the following disclosure will replace the disclosure in the section entitled "Principal Risks" in the Summary Prospectus beginning on page 3:

The Focused Emerging Markets ex-China Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments — and therefore, the value of Fund shares — may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first seven risks).

Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Equity Securities Risk – The stock or other securities of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).

Active Management Risk – The Fund is subject to the risk that the Adviser or Sub-adviser may make poor security selections. The Adviser or Sub-adviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or the Sub-adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Focus Risk – Funds that invest a greater proportion of their assets in the securities of a smaller number of issuers will be subject to greater volatility with respect to their investments than funds that invest in a larger number of securities.

Emerging Markets Risk – Emerging markets are countries generally considered to be relatively less developed or industrialized, and investments in emerging markets countries are subject to a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see "Foreign Securities Risk" below).

Taiwan Risk. Including risks associated with investing in emerging markets, a Fund's investment in or exposure to Taiwan is also subject to risks associated with, among other things, currency fluctuations, commodity shortages, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of Taiwan. In addition, investments in Taiwan could be adversely affected by Taiwan's political and economic relationship with China.

Foreign Currency Exposure Risk – The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

ESG Integration Risk – To the extent ESG factors are used to evaluate investments, the consideration of such factors may adversely affect a Fund's performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which a Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG factors.

Exchange-Traded Fund Risk – To the extent that the Fund invests in ETFs, the Fund may be subject to, among other risks, tracking error risk and passive and, in some cases, active management investment risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF's shares will continue to be listed on an active exchange. In addition, Fund shareholders bear both their proportionate share of the Fund's expenses and similar expenses incurred through the Fund's ownership of the ETF.

Foreign Securities Risk – Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund's investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Impact of Large Redemptions and Purchases of Fund Shares – Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund's performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Mid-Cap Securities Risk – Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

Sector Risk – To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Financials Sector Risk. To the extent that the financials sector represents a significant portion of the Fund's portfolio, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, decreased liquidity in credit markets as well as cyber-attacks.

Small-Cap Securities Risk – Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund's investment in a small-cap company may lose substantial value.

Valuation Risk – The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund's investments decreases, you may lose money.

For additional information regarding the above identified risks, see "Fund Details: Additional Information about Investments, Investment Techniques and Risks" in the prospectus.

Portfolio Management Changes

On the Effective Date, the table under the section entitled "Portfolio Managers" in the Summary Prospectus on page 6 will be replaced with the following:

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Devan Kaloo	Global Head of Equities and Head of Global Emerging Markets Equities	2025
Nick Robinson, CFA®	Deputy Head of Global Emerging Market Equities	2025

Please retain this Supplement for future reference.